Exhibit 99.2

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved. M A R C H 1 5 , 2 0 2 3 CO MPAN Y OVE RVIE W

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 S A F E H A R B O R S TAT E M E N T B&W Enterprises cautions that this presentation contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact included in this presentation are forward-looking statements, including, without limitation, statements relating to the company's business outlook and expected financial performance, including adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new p rojects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of global macroeconomic conditions, including inflation and volatility in the capital markets; the impact of the ongoing conflict in Ukraine; our ability to integrate acquired businesses and the impact of those acquired businesses on our cash flows, results of operations and financial condition, including our recent acquisitions of Babcock & Wilcox Solar Energy, Inc. ("Babcock & Wilcox Solar"), formerly known as Fosler Construction Company Inc. and/or Fosler, Babcock & Wilcox Renewable Service A/S, formerly known as VODA A/S ("VODA"), Fossil Power Systems, Inc. ("FPS"), Optimus Industries, LLC ("Optimus") and certain assets of Hamon Holdings Corporation ("Hamon"); our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our debt facility agreements; our ability to pay dividends on our 7.75% Series A Cumulative Perpetual Preferred Stock; our ability to make interest payments on our 8.125% senior notes due 2026 and our 6.50% notes due 2026; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; o ur ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; delays initiated by our customers; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments; our ability to successfully partner with third parties to win and execute contracts within our B&W Environmental, B&W Renewable and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; our ability to successfully compete with current and future competitors; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; the impact of COVID-19 or other similar global health crises, and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 under the caption "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, further adjusted for corporate allocations and research and development costs. At a segment level, adjusted EBITDA presented is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest expense, tax, depreciation and amortization adjusted for items such as gains or losses arising from the sale of non-income producing assets, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets.

WE'RE A GLOBAL ENERGY LEADER CREATING A BRIGHTER FUTURE

Providing high quality and innovative technologies since 1867

- From our first patent for a more efficient boiler to more than 17,000 patents since, we continue to drive innovation and change
- Today, we are a globally recognized technology leader and innovator at the forefront of the energy transition

Ensuring energy security for customers and the world

- Helping utility and industrial customers with the technical challenges of moving from current to future energy sources
- Delivering systems, parts and field services to help utility and industrial plants operate more effectively and efficiently

Making net-zero ambitions a reality today

- Our waste- and biomass-to-energy, carbon capture, hydrogen production and environmental technologies support the reduction of greenhouse gases, including CO_2 and methane, in an environmentally friendly way


OUR PROVEN, BEST-IN-CLASS POWER PRODUCTION TECHNOLOGIES SUPPORT THE CREATION OF A *NET-ZERO* FUTURE.

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 3

WE'RE HELPING CUSTOMERS CREATE CLEAN AND RELIABLE ENERGY

CLEAN ENERGY SOLUTIONS

BABCOCK & WILCOX RENEWABLE

SUPPORTING A CIRCULAR ECONOMY

Ecologically sound ways of using and recycling resources like biomass, municipal waste, and solar energy to create clean, renewable baseload power while reducing greenhouse gas emissions.

BABCOCK & WILCOX ENVIRONMENTAL

REDUCING THE IMPACT OF GREENHOUSE GAS EMISSIONS

Hydrogen production, carbon capture, ash handling, cooling systems, energy recovery and storage, and advanced emissions control solutions to help preserve the world's natural resources.

TRADITIONAL

BABCOCK & WILCOX THERMAL

CREATING RELIABLE AND EFFICIENT STEAM GENERATION

Providing boilers and related equipment, aftermarket parts, service and upgrades to help utilities and industries generate reliable thermal energy from a wide range of fuels and bridge the gap during the global transition to new energy sources.


DELIVERING VALUE THROUGH TECHNOLOGY-DRIVEN PRODUCTS AND SERVICES,
WITH CONTINUAL PRODUCT IMPROVEMENT AND ROBUST R&D EFFORTS TO SUPPORT FUTURE ENERGY NEEDS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 4

THE FOUNDATION OF OUR COMPANY

Our Vision:
Advancing energy and environmental solutions that bring power and progress to our world.

Our Mission:
B&W delivers environmentally conscious, technology-driven solutions and services to industrial customers worldwide – safely, ethically and as promised.

Our Core Values:
Safety • Integrity • Quality • Respect • Agility



© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 5

WE'RE LEADING AND DRIVING CLEAN POWER SOLUTIONS

U.S. Inflation Reduction Act increases the investment into low carbon intensity solutions and hydrogen production

Energy trade disruptions around the world require increased use of available natural resources and reliable energy

Global drive toward renewable and reusable energy sources to limit carbon and methane emissions

E.U. Net-Zero Industry Act accelerating investment in solar, energy storage and carbon capture

A strong utility and industrial boiler installed base creates stable aftermarket in the U.S. and continued growth in international power generation

Water scarcity and environmental regulations drive need for custom cooling solutions


B&W SUPPORTS GLOBAL TRENDS DRIVING THE NEED FOR SUSTAINABLE ENERGY CONVERSION SOLUTIONS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
6

WE'RE DRIVING GROWTH, INNOVATION AND EXPANSION

OPPORTUNITY

Meet the global need for carbon reduction and greenhouse gas reduction with patented renewable waste-to-energy, biomass, hydrogen production, solar and carbon-capture solutions

INNOVATION

Provide best-in-class environmental technologies across a broad array of markets to meet growing environmental regulations and climate goals

GROWTH

Leverage tailwinds created by government tax incentives and global climate investment strategies to drive sales of innovative energy transition technologies and services

EXPANSION

Utilize experienced sales, service and business development teams in key international regions to serve the growing renewable, environmental and thermal markets


CORE GROWTH STRATEGIES FOCUSED ON DRIVING INNOVATIVE ENVIRONMENTAL, RENEWABLE AND ENERGY TRANSITION TECHNOLOGIES, GROWING AFTERMARKET SALES BY LEVERAGING THE INSTALLED BASE, AND EXPANDING INTERNATIONALLY IN KEY REGIONS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 7

WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES



B&W BABCOCK & WILCOX RENEWABLE

- More than 500 waste-to-energy and biomass-to-energy units at 300+ facilities globally
- Serving utility, waste management, municipality and investment firm customers
- Extensive expertise in managing and executing both utility-scale and community solar projects



B&W BABCOCK & WILCOX ENVIRONMENTAL

- Large worldwide installed base of wet and dry scrubbers for SOx reduction, particulate control equipment, NOx reduction technologies, and mercury control systems to meet environmental regulations
- Flue gas pre-treatment technologies for use with CO_2 capture
- Nearly 2,000 wet, dry and hybrid cooling system units (10,000+ cells) installed globally



B&W BABCOCK & WILCOX THERMAL

- More than 300 operating utility and industrial boiler units in the U.S. and nearly 200 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass)
- More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities, including refining, petrochemical, food processing, metals and mining, carbon black and wood products



A VAST GLOBAL INSTALLATION OF B&W'S CORE TECHNOLOGIES AT UTILITY AND INDUSTRIAL PLANTS, RENEWABLE PLANTS AND PULP & PAPER FACILITIES CREATE A LARGE GROWTH OPPORTUNITY FOR PARTS, SERVICES AND RETROFITS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.

8

BABCOCK & WILCOX PROFILE

CORPORATE SNAPSHOT

Headquarters:	Akron OH, USA
Founded:	1867
Ownership:	Public (NYSE:BW)
Employees:	~2150
LTM Revenue December 2022:	~$890M
LTM Adjusted EBITDA:	$72.4M
2023 EBITDA Target:	$100M to $120M[2]

CONSOLIDATED



Industrial
32%
Power Generation
68%
Parts & Services
44%
Aftermarket & Upgrades
31%
New Build
25%
Europe
23%
Asia & Other
17%
North America
60%



LTM Revenue
Backlog[1] as of December 31, 2022
17%
47%
36%
21%
38%
41%
B&W Renewable
B&W Environmental
B&W Thermal

B&W RENEWABLE



Industrial 28%
Power Generation
72%
Parts & Services
47%
Aftermarket & Upgrades
12%
New Build
41%
Europe
53%
Asia & Other
11%
North America
36%

B&W ENVIRONMENTAL



Industrial
37%
Power Generation
63%
Parts & Services
33%
Aftermarket & Upgrades
33%
New Build
34%
Asia & Other
37%
North America
46%
Europe
18%

B&W THERMAL



Industrial
35%
Power Generation
65%
Parts & Services
45%
New Build
10%
Aftermarket & Upgrades
45%
Europe
2%
Asia & Other
15%
North America
83%

Notes: All charts based on LTM December 31, 2022 revenues, unless otherwise noted. 1. Backlog does not include shorter lead-time parts and services. 2. The most comparable GAAP target is not available without unreasonable effort.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
9

A SOLID PIPELINE OF GLOBAL OPPORTUNITIES


2023-2025
Addressable Market
Europe
More than $8B
2023-2025
Addressable Market
Asia-Pacific
More than $8B
2023-2025
Addressable Market
Middle East & Africa
More than $4B
2023-2025
Addressable Market
Americas
Solar: More than $27B
Other: More than $8B
Manufacturing
Service Facilities
Future Service Facilities
Construction
Sales/Support
Future Sales/Support
Sales Reps
Future Sales Reps

PIPELINE REVENUE SPLIT 2023-2025


B&W THERMAL
10-15%
B&W ENVIRONMENTAL
15-25%
B&W RENEWABLE
60-70%

Total pipeline more than $8 billion over the next 3 years excluding parts and services


3-YEAR PIPELINE
B&W RENEWABLE
$ MILLIONS
$2,085
$1,088
$1,288
$892
Americas APAC Europe ME/A
B&W ENVIRONMENTAL
$ MILLIONS
$757
$189
$655
$67
Americas APAC Europe ME/A
B&W THERMAL
$ MILLIONS
$692
$148
$16
$295
Americas APAC Europe ME/A

A WIDE FOOTPRINT AND ONGOING EXPANSION POSITIONS B&W TO LEVERAGE MARKET TRENDS AROUND THE WORLD

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
10

BRIGHTLOOP™ HYDROGEN PRODUCTION


FEEDSTOCK
BIOMASS
BIOGAS
NATURAL GAS
COAL
PETROLEUM COKE
Nitrogen
for Beneficial Use
BrightLoop™
Technology
CO_2
for Storage/Beneficial Use
OUTPUT
STEAM
POWER
H_2
HYDROGEN
SYNGAS

SOLID ADVANTAGES:

- Hydrogen from solid fuels – can utilize a variety of solid or gaseous fuels as feedstock
- High rate of carbon captured – inherent CO_2 isolation without the need for expensive carbon capture equipment
- Competitive hydrogen cost – lower levelized cost of hydrogen when compared to other hydrogen production methods
- Scalable for a range of applications – accommodates both large and small applications

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
11

BRIGHTLOOP™ HYDROGEN PRODUCTION PROGRESS

BRIGHTLOOP™ EVOLUTION

COMPLETED



Laboratory Scale

RESEARCH STAGE

1994 - 2004



Sub-Pilot with The Ohio State University and B&W

25 Kilowatts Thermal

SUB-PILOT SCALE

2008



Steam & Hydrogen

25 Kilowatts Thermal

(National Carbon Capture Center in Alabama)

PILOT SCALE

2014

IN PROGRESS



INDUSTRIAL COMMERCIAL

2.5 to 25 Megawatts Thermal

1.5 to 15 Tons Per Day Hydrogen Output

2024



UTILITY COMMERCIAL

100 to 550 Megawatts Thermal

60 to 320 Tons Per Day Hydrogen Output

2026

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

12

GLOBAL LEADER IN CLEAN POWER PRODUCTION TECHNOLOGIES — OUR CLIMATEBRIGHT™ SUITE

SolveBright™
POST-COMBUSTION CARBON CAPTURE



OxyBright™
OXYGEN-FUEL COMBUSTION


Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

BrightLoop™
HYDROGEN PRODUCTION


REDUCER
OXIDIZER
COMBUSTOR
FUEL
STEAM
WATER
AIR

BrightGen™
HYDROGEN COMBUSTION



EMERGING TECHNOLOGIES

Long Duration Energy Storage



Green Steam


HOT SAND SILO
COLD SAND SILO

Direct Air Capture


CO_2

- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W'S PORTFOLIO OF CLEAN POWER PRODUCTION SOLUTIONS CONTINUES TO EVOLVE TO REACH CUSTOMERS AT ALL STAGES OF THEIR ENERGY TRANSITION.

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 13

GLOBAL LEADER IN COMPREHENSIVE WASTE-TO-ENERGY SOLUTIONS

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX ENVIRONMENTAL



On-line boiler washing system
DynaFeeder® waste fuel feeder system
VoluMix® system for improved combustion
DynaGrate® combustion grate DynaDischarger® ash removal
Energy storage systems
Dry cooling systems
Selective non-catalytic reduction (SNCR) NO_x control
Fabric filter baghouse
Wet scrubber with ADIOX® including energy recovery
Carbon capture solutions
Water-cooled wear zones and Inconel® corrosion protection





- FIELD SERVICES
- COMPONENT & SYSTEM UPGRADES
- CONTROL SYSTEMS
- REPLACEMENT & SPARE PARTS
- OPERATION & MAINTENANCE

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 14

NET-NEGATIVE CARBON INTENSITY FOR BIOMASS AND MUNICIPAL SOLID WASTE

OxyBright with B&W's biomass-fired BFB boiler produces carbon negative electricity with a -**2,500**gCO_2e/kWh **carbon intensity**

OxyBright with B&W's WtE solution could produce carbon negative electricity with a -**1,000** gCO_2e/kWh **carbon intensity**

Our negative carbon intensity (-2500 gCO_2e/kWh) is **nearly seven times more negative than the US grid is positive** (+373 gCO_2e/kWh)



© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
15

B&W'S WASTE-TO-ENERGY TECHNOLOGY REDUCES METHANE EMISSIONS

- Methane has **84 times** the Global Warming Potential (GWP) of CO_2[i]
- **Annual additions to landfills** in the U.S.[ii] produce emissions equivalent to **10 million cars**
- **Landfills in the U.S.**[iii] emit more than 330 million tons of 20-year basis GWP each year, roughly equal to **70 million cars**[iv]
- Waste-to-Energy (WTE) avoids landfilling while producing **baseload clean energy**

- **B&W's state-of-the-art technology** has been installed in more than 500 units in more than 30 countries, including:
  - The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida)
  - One of the world's largest waste treatment facilities in the world (Shenzhen East, China)







WTE TECHNOLOGIES

- Boiler/steam generation island
- DynaGrate® combustion grate
- Fuel handling systems
- Emissions control equipment

1 ton of waste in a **LANDFILL** emits **3.42 metric tons** of global warming potential



Landfill methane is **84 times** as potent as CO_2.

1 ton of waste in a **WASTE-TO-ENERGY FACILITY** emits **.001 metric tons** of global warming potential



Reduced to **.03%** of Landfill GWP

B&W IS ACTIVELY DEPLOYING TECHNOLOGY THAT CURBS THE GLOBAL WARMING IMPACT OF METHANE

i Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis

ii EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php

iii EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1)

iv Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 16

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 7 F I N A N C I A L I N F O R M AT I O N

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 1 8 C O N S O L I DAT E D F I N A N C I A L S U M M A RY ($ in millions) Twelve Months Ended December 31, 2022 Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 Revenue $ 889.8 $ 723.4 $ 566.3 Operating Income (loss) $ (4.2) $ 20.8 $ (1.7) Net Income (loss) $ (26.6) $ 31.5 $ (10.3) Net income (loss) attributable to stockholders of common stock $ (37.7) $ 21.8 $ (10.3) Adjusted EBITDA $ 72.4 $ 70.6 $ 45.7 Adjusted EBITDA Margin % 8.1% 9.8% 8.1% Note: 2020 Reported results include the recognition in Q3 2020 of a $26.0 million non-recurring loss recovery settlement related to certain historical EPC loss contracts; figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020 and 2021.

CAPITAL STRUCTURE

($ in millions)	As of December 31, 2022	
CAPITALIZATION:		
Total Debt	**$**	**353.00**
Cash, cash equivalents and restricted cash		113.50
Net Debt	**$**	**239.50**
TOTAL DEBT LEVERAGE:		
LTM 12/31/2022 Adjusted EBITDA[(1)]		72.40
Net Leverage[(2)]		3.31x

Note: Figures may not be clerically accurate due to rounding.

(1) See SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures.

(2) Net Debt compared to LTM 12/31/2022 Adjusted EBITDA.



© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 19

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 0 A P P E N D I X

LEADERSHIP TEAM



Chairman and
Chief Executive Officer

Kenny Young



Executive Vice President
and Chief Financial Officer

Lou Salamone



Executive Vice President and
Chief Operating Officer

Jimmy B. Morgan



Executive Vice President,
General Counsel and
Corporate Secretary

John J. Dziewisz



Chief Strategy and
Technology Officer

Brandy Johnson



Vice President,
Corporate Operations

Gillianne Hetrick



Senior Vice President,
Clean Energy

Joe Buckler



Senior Vice President,
Thermal

Chris Riker



Vice President,
Corporate Development

Sarah Serafin

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
21

CORPORATE GOVERNANCE

BOARD OF DIRECTORS



Chairman and
Chief Executive Officer

Kenny Young



Henry Bartoli



Joseph Tato



Rebecca Stahl



Alan Howe



Philip Moeller

ADVISORY BOARD



Homaira Akbari



Rod O'Connor



Peter O'Keefe



Phillip Piddington



Eric Powell

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

22

ADJUSTED EBITDA RECONCILIATION [1]

($ in millions)	Twelve Months Ended December 31, 2022 [4]	Twelve Months Ended Dec 31, 2021	Twelve Months Ended Dec 31, 2020 [3]
Net income (loss)	**$ (26.6)**	**$31.5**	**$ (10.3)**
Interest expense	50.8	41.4	60.7
Income tax (benefit) expense	11.0	(2.2)	8.2
Depreciation & amortization	24.0	18.3	16.8
EBITDA	**59.2**	**89.0**	**75.4**
Goodwill impairment	7.2	—	—
Benefit plans, net	(37.5)	(48.1)	(5.6)
Gain on sales, net	(2.6)	(14.0)	(3.2)
(Gain) loss on debt extinguishment	—	(6.5)	6.2
Stock compensation	8.7	10.5	4.6
Restructuring activities and business services transition costs	8.5	10.7	11.8
Advisory fees for settlement costs and liquidity planning	1.5	5.5	6.4
Litigation legal costs	10.7	4.9	2.1
Acquisition pursuit and related costs	5.5	4.8	—
Contract Disposal (O&M)	3.0	—	—
Product development [2]	4.1	4.7	—
Foreign exchange	0.6	4.3	(58.8)
Financial advisory services	1.4	2.7	4.4
Contract step-up purchase price adjustment	1.7	—	—
Loss from business held for sale	—	0.5	0.5
Other – net	0.4	1.6	3.7
Income from discontinued operations	—	—	(1.8)
Adjusted EBITDA	**$72.4**	**$70.6**	**$45.7**

1) Adjusted EBITDA is a non-GAAP Measure; figures may not be clerically accurate due to rounding.

2) Cost associated with development of commercially viable products that are ready to go to market.

3) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.

4) Adjusted EBITDA for the twelve months ended December 31, 2022 include a $7.0 million non-recurring gain on sale related to development rights of a future solar project that was sold.

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 23

KEY TECHNOLOGIES AND CAPABILITIES

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
24

KEY TECHNOLOGIES: STEAM GENERATION

BABCOCK & WILCOX THERMAL



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Heat Recovery Steam Generator Components

Pressure parts, casing, ducting, drums, housing and frames

Fuel: Waste heat and gases

BABCOCK & WILCOX RENEWABLE



Waste-to-Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuel: MSW, RDF



Biomass-Fired Boilers

Carbon-neutral technology

Fuel: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuel: Black liquor

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 25

KEY TECHNOLOGIES: RENEWABLE COMBUSTION GRATES

B&W BABCOCK & WILCOX ENVIRONMENTAL

DYNAGRATE® COMBUSTION GRATE

- Large installed base with diverse set of customers
- Grate design allows for high availability and long operational time, leading to reduced O&M cost
- High thermal efficiency and low emissions
- Fuel flexibility
- Factory assembled modules reduce field construction





A MARKET LEADER WITH DIFFERENTIATING TECHNOLOGY IN WASTE-TO-ENERGY SOLUTIONS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 26

KEY TECHNOLOGIES: EMISSIONS CONTROLS


B&W
BABCOCK & WILCOX
ENVIRONMENTAL

PURPOSE	TECHNOLOGY SOLUTION	PURPOSE	TECHNOLOGY SOLUTION
Particulate Control	• Pulse Jet Fabric Filters (PJFF) / Baghouses • Wet and Dry Electrostatic Precipitators (ESPs) • Wet Particulate Scrubbers • Multiclone® Dust Collectors	Mercury, Dioxins, Furans	• Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives • GMAB™ ADIOX® and MERCOX™ technologies
NO_x Control	• Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) • Low NO_X Burners and Combustion Systems	Wastewater Elimination	• Wastewater Evaporation System (WES) via Spray Drying • Air-Cooled Condensers
SO_2 / Acid Gas Control	• Wet or Seawater Flue Gas Desulfurization (FGD) Systems • Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs and Dry Sorbent Injection (DSI)	Pre-treatment for Post-Combustion Carbon Capture	• Wet and Dry Scrubbers, Sorbent Injection, ESP Fabric Filters, SCRs • Complements SolveBright process, other post-combustion technologies
SO_3 / Acid Mist Control	• Wet ESPs • Dry Sorbent Injection (DSI)		

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
27

KEY TECHNOLOGIES: SUBMERGED GRIND CONVEYOR ASH HANDLING


B&W
BABCOCK & WILCOX
ENVIRONMENTAL

Designated to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
- Ability to utilize existing hoppers and gate valves
- No hopper modifications
- Short outage time
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs



AN INNOVATIVE SOLUTION TO ELIMINATE ASH PONDS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
28

KEY TECHNOLOGIES: FLUE GAS TREATMENT FOR CARBON CAPTURE

- To optimize carbon capture on solvent-based scrubbing technologies, reductions in various pollutants found in the incoming flue gas are required
- Our solutions include technologies for acid gases, particulate and acid mist, NO_x, mercury, and flue gas moisture



SO_x
PM
NO_x
FLUE GAS
PRE-TREATMENT TECHNOLOGIES
CARBON CAPTURE
H_2O
Hg

THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE

BABCOCK & WILCOX ENVIRONMENTAL



300+
Wet Scrubber Installations
90+
Dry Scrubber Installations
260+
Wet ESP Installations
490+
Dry ESP Installations
35+
Flue Gas Condensation Installations
1000+
Fabric Filter Installations
100+
SCR Installations
35+
Sorbent Injection Installations

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
29

KEY TECHNOLOGIES: COOLING SYSTEMS

BABCOCK & WILCOX ENVIRONMENTAL

WET



NATURAL DRAFT/HYPERBOLIC

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



MECHANICAL DRAFT

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



AIR-COOLED CONDENSERS

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



AIR FIN COOLERS

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise, and space requirements



OPTIMIZATION SERVICES

Specialized services to maximize plant performance and minimize costs and maintenance

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 30

KEY CAPABILITIES: GLOBAL PARTS & SERVICE

BABCOCK & WILCOX ENVIRONMENTAL

UPGRADES & RETROFITS

Maintaining/improving plant operation:
Projects for extending the life of power, process and environmental equipment

REPLACEMENT PARTS

Supplying components for system reliability:
High-quality standard or custom-engineered pressure and non-pressure parts

OPTIMIZATION SYSTEMS

Enhancing efficiency with proven technology:
Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment

ENGINEERING SERVICES

Evaluating options for improved performance:
Expert people, tools and processes to measure, model, design, deliver, train, and project manage

CONSTRUCTION

Adding value through constructability:
Safe execution of new installation, retrofits, system maintenance/repair, plant modifications



© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
31

KEY TECHNOLOGIES: IGNITORS, FLAME SCANNERS AND CONTROLS

BABCOCK & WILCOX ENVIRONMENTAL

BABCOCK & WILCOX THERMAL

Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil- or coal-firing
- Alternative energy fuels such as hydrogen, bio-diesel, methanol, and bio-gas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- Technologies can be utilized for new construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes

PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS







© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 32

KEY TECHNOLOGIES: ENGINEERED PRODUCTS AND HRSG COMPONENTS



ENGINEERED PRODUCTS AND SOLUTIONS, QUALITY MANUFACTURING

- Comprehensive mechanical and process design upgrades
- Chanute, Kansas, manufacturing facility has produced more HRSG components than any other facility in North America
  - Pressure part modules and coils, superheaters, economizers
  - Finned tubing
  - Casing
  - Ducting
  - Steam drums
  - Housing and frames
- Firetube and watertube package boilers
- Sulfuric acid plant capabilities

PROVEN EXPERIENCE IN HEAT TRANSFER AND STEAM GENERATING EQUIPMENT FOR USE IN A WIDE RANGE OF APPLICATIONS.

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 33

KEY CAPABILITIES: SOLAR INSTALLATION

B&W BABCOCK & WILCOX RENEWABLE

ENGINEERING AND PROCUREMENT

- Project Cost Analysis
- Grid Integration and Interconnection
- Technical Evaluation
- Push-Pull Testing
- AC and DC Engineering
- Permitting and AHJ Permissions
- Logistics
- Strategic Procurement of Structural Components and Electrical BOE

CONSTRUCTION

- Subcontractor Management
- On-Site Construction Management
- Coordination and Supervision of Projects
- Utility Interconnections
- Quality and Commissioning Control
- Electrical and Structural QA/QC
- BOE

BENEFITS OF A SOLAR ADDITION:

1. Powering up/down operations
2. Supplemental/plant energy source
3. Additional MW/GW output



INDUSTRY-LEADING EPC SERVICES → **High efficiency. Low emissions. Integrated solutions for clean power production.**

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 34

KEY TECHNOLOGIES: LONG DURATION ENERGY STORAGE

- B&W offers Pressurized or Atmospheric Fluidized Bed technology for long duration energy storage
- B&W also has an exclusive option to license NREL's Enduring long duration energy storage technology


Electricity
Particle Flow
Hot Gas/Steam Flow
Cool Gas/Steam Flow
Particle Heater
Ultrahigh Temperature Particle Silos
Gravity-fed Discharging Particles
ENDURING
Particle Conveyor
AC Grid Line
Pressurized Fluidized Bed Heat Exchanger
Substation
Gas Turbine
Grid
Generators
Particle Thermal Energy Storage
Steam Turbine
Closed-Brayton Combined Power Cycle

NREL Enduring: (8-100 hours storage)

- Electric heater (stores heat in sand)
- Air Brayton Combined Cycle


BABCOCK & WILCOX
RENEWABLE

LONG DURATION ENERGY STORAGE SMOOTHS RENEWABLE ENERGY PEAKS AND BRIDGES WEATHER EVENTS

© 2023 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 35